Exhibit 99.2

Supplemental Financial Information
Fourth Quarter 2013

Table of Contents	PRIMERICA, INC.
Financial Supplement

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2012.

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Preface	PRIMERICA, INC.
Financial Supplement

FOURTH QUARTER 2013

This document is a financial supplement to our fourth quarter 2013 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

●
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”), the impact of realized investment gains and losses, and the impact of charges recorded for the potential settlement of claims made by certain Florida Retirement System (FRS) plan participants as described in our Form 8-K dated January 16, 2014.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconcialition of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013
Condensed Balance Sheets
Assets:
Investments and cash	$2,157,582	$2,167,231	$2,016,842	$2,176,721	$2,068,752	$2,115,144	$1,876,077	$1,909,560	$1,984,592
Due from reinsurers	3,855,318	3,895,162	3,903,028	3,993,603	4,005,194	4,005,539	3,993,258	4,033,138	4,055,054
Deferred policy acquisition costs	904,485	948,087	990,558	1,036,020	1,066,422	1,098,124	1,133,542	1,179,143	1,208,466
Other assets	525,836	522,123	540,010	597,465	579,393	599,840	566,809	564,953	578,009
Separate account assets	2,408,598	2,541,313	2,500,640	2,630,630	2,618,115	2,614,669	2,435,740	2,512,886	2,503,829
Total assets	$9,851,820	$10,073,917	$9,951,077	$10,434,439	$10,337,877	$10,433,316	$10,005,426	$10,199,680	$10,329,950

Liabilities:
Future policy benefits	$4,614,860	$4,676,374	$4,723,359	$4,797,815	$4,850,488	$4,898,538	$4,943,743	$5,022,048	$5,063,103
Other policy liabilities	589,542	606,793	593,956	595,382	606,310	614,892	584,587	587,646	593,083
Income taxes	81,316	88,503	82,755	96,408	114,611	122,925	89,713	101,708	105,885
Other liabilities	381,495	331,112	329,539	424,706	358,577	366,670	344,649	329,567	377,690
Notes payable	300,000	300,000	300,000	374,421	374,433	374,445	374,457	374,469	374,481
Payable under securities lending	149,358	142,507	143,963	177,666	139,927	133,325	86,272	75,852	89,852
Separate account liabilities	2,408,598	2,541,313	2,500,640	2,630,630	2,618,115	2,614,669	2,435,740	2,512,886	2,503,829
Total liabilities	8,525,169	8,686,602	8,674,211	9,097,028	9,062,461	9,125,463	8,859,162	9,004,174	9,107,923
Stockholders’ equity:
Common stock ($0.01 par value) (1)	649	653	599	597	564	567	545	547	548
Paid-in capital	835,232	842,613	693,717	691,885	602,269	609,100	456,050	464,784	472,632
Retained earnings	344,104	383,847	426,936	468,223	503,173	535,609	572,714	609,778	640,840
Treasury stock	—	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	97,082	107,598	107,187	119,836	114,958	112,263	74,845	72,773	67,378
Net unrealized investment losses other-than-temporarily impaired	(1,665)	(1,981)	(2,031)	(1,364)	(1,035)	(1,045)	(1,047)	(1,047)	(1,346)
Cumulative translation adjustment	51,248	54,584	50,457	58,234	55,488	51,358	43,158	48,672	41,975
Total stockholders’ equity	1,326,650	1,387,314	1,276,866	1,337,411	1,275,416	1,307,853	1,146,265	1,195,505	1,222,027
Total liabilities and stockholders' equity	$9,851,820	$10,073,917	$9,951,077	$10,434,439	$10,337,877	$10,433,316	$10,005,426	$10,199,680	$10,329,950

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,231,233	$1,281,697	$1,171,709	$1,218,939	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	97,082	107,598	107,187	119,836	114,958	112,263	74,845	72,773	67,378
Net unrealized investment losses other-than-temporarily impaired	(1,665)	(1,981)	(2,031)	(1,364)	(1,035)	(1,045)	(1,047)	(1,047)	(1,346)
Total reconciling items	95,417	105,617	105,156	118,472	113,923	111,219	73,797	71,726	66,032
Total stockholders’ equity	$1,326,650	$1,387,314	$1,276,866	$1,337,411	$1,275,416	$1,307,853	$1,146,265	$1,195,505	$1,222,027

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,382,895	$1,231,233	$1,281,697	$1,171,709	$1,218,939	$1,161,494	$1,196,634	$1,072,467	$1,123,780
Net Income	37,204	41,756	46,179	45,600	40,270	38,845	43,490	43,190	37,201
Shareholder dividends	(2,011)	(2,013)	(3,090)	(4,313)	(5,321)	(6,409)	(6,385)	(6,126)	(6,138)
Retirement of shares and warrants	(200,000)	(1,635)	(159,244)	(9,124)	(98,208)	(3,077)	(166,395)	—	—
Net foreign currency translation adjustment	4,266	3,336	(4,127)	7,776	(2,746)	(4,130)	(8,200)	5,514	(6,697)
Other, net	8,879	9,020	10,294	7,290	8,559	9,911	13,323	8,736	7,850
Balance, end of period	$1,231,233	$1,281,697	$1,171,709	$1,218,939	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$864,623	$904,485	$948,087	$990,558	$1,036,020	$1,066,422	$1,098,124	$1,133,542	$1,179,143
General expenses deferred	7,754	7,003	7,492	7,234	6,869	6,631	8,669	7,399	7,396
Commission costs deferred	58,793	60,116	66,540	61,238	60,349	60,048	63,835	65,535	63,828
Amortization of deferred policy acquisition costs	(30,185)	(26,531)	(28,205)	(29,234)	(34,628)	(31,252)	(30,111)	(32,192)	(35,627)
Foreign currency impact and other, net	3,501	3,015	(3,356)	6,223	(2,187)	(3,726)	(6,974)	4,860	(6,274)
Balance, end of period	$904,485	$948,087	$990,558	$1,036,020	$1,066,422	$1,098,124	$1,133,542	$1,179,143	$1,208,466

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC.
Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	65,133,035	61,530,879	60,059,741	57,415,577	56,598,327	56,510,785	54,957,274	55,080,615	(2,334,962)	-4.1%	61,059,404	55,834,008	(5,225,396)	-8.6%

Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$43,190	$37,201	$(3,070)	-7.6%	$173,806	$162,725	$(11,080)	-6.4%
Less income attributable to unvested participating securities	(1,357)	(1,110)	(1,116)	(1,026)	(1,017)	(553)	(556)	(482)	544	53.0%	(4,650)	(2,671)	1,979	42.6%
Net income used in computing basic EPS	$40,400	$45,069	$44,483	$39,244	$37,828	$42,938	$42,633	$36,718	$(2,526)	-6.4%	$169,156	$160,054	$(9,102)	-5.4%
Basic earnings per share	$0.62	$0.73	$0.74	$0.68	$0.67	$0.76	$0.78	$0.67	$(0.02)	-2.5%	$2.77	$2.87	$0.10	3.5%

Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$41,487	$43,454	$46,769	$5,166	12.4%	$174,538	$171,027	$(3,511)	-2.0%
Less operating income attributable to unvested participating securities	(1,377)	(1,093)	(1,104)	(1,061)	(1,030)	(527)	(560)	(607)	454	42.8%	(4,670)	(2,808)	1,861	39.9%
Net operating income used in computing basic operating EPS	$41,000	$44,362	$43,999	$40,542	$38,287	$40,960	$42,894	$46,162	$5,620	13.9%	$169,868	$168,218	$(1,650)	-1.0%
Basic operating income per share	$0.63	$0.72	$0.73	$0.71	$0.68	$0.72	$0.78	$0.84	$0.13	18.7%	$2.78	$3.01	$0.23	8.3%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	65,133,035	61,530,879	60,059,741	57,415,577	56,598,327	56,510,785	54,957,274	55,080,615	(2,334,962)	-4.1%	61,059,404	55,834,008	(5,225,396)	-8.6%
Dilutive impact of warrants and options	1,141,687	1,155,701	1,502,853	1,519,844	1,809,066	1,338,164	1,187	15,012	(1,504,832)	-99.0%	1,341,887	790,857	(551,030)	-41.1%
Shares used to calculate diluted EPS	66,274,722	62,686,580	61,562,594	58,935,421	58,407,393	57,848,949	54,958,461	55,095,627	(3,839,794)	-6.5%	62,401,291	56,624,865	(5,776,426)	-9.3%

Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$43,190	$37,201	$(3,070)	-7.6%	S173,806	$162,725	$(11,080)	-6.4%
Less income attributable to unvested participating securities	(1,335)	(1,092)	(1,092)	(1,004)	(991)	(542)	(556)	(482)	522	52.0%	(4,561)	(2,640)	1,921	42.1%
Net income used in computing diluted EPS	$40,421	$45,088	$44,507	$39,266	$37,854	$42,948	$42,633	$36,718	$(2,548)	-6.5%	S169,245	$160,085	$(9,160)	-5.4%
Diluted earnings per share	$0.61	$0.72	$0.72	$0.67	$0.65	$0.74	$0.78	$0.67	$0.00	nm	$2.71	$2.83	$0.11	4.2%

Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$41,487	$43,454	$46,769	$5,166	12.4%	$174,538	$171,027	$(3,511)	-2.0%
Less operating income attributable to unvested participating securities	(1,355)	(1,074)	(1,080)	(1,037)	(1,003)	(517)	(560)	(607)	430	41.5%	(4,580)	(2,775)	1,805	39.4%
Net operating income used in computing diluted operating EPS	$41,022	$44,381	$44,023	$40,566	$38,313	$40,971	$42,894	$46,162	$5,596	13.8%	$169,958	$168,251	$(1,706)	-1.0%
Diluted operating income per share	$0.62	$0.71	$0.72	$0.69	$0.66	$0.71	$0.78	$0.84	$0.15	21.7%	$2.72	$2.97	$0.25	9.1%

									YOY Q4				YOY YTD
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,356,982	$1,332,090	$1,307,138	$1,306,413	$1,291,635	$1,227,059	$1,170,885	$1,208,766	$(97,647)	-7.5%	$1,325,656	$1,224,586	$(101,070)	-7.6%
Average adjusted stockholders' equity	$1,256,465	$1,226,703	$1,195,324	$1,190,216	$1,179,064	$1,134,551	$1,098,123	$1,139,888	$(50,328)	-4.2%	$1,217,177	$1,137,906	$(79,271)	-6.5%

Net income return on stockholders' equity	12.3%	13.9%	14.0%	12.3%	12.0%	14.2%	14.8%	12.3%	0.0%	nm	13.1%	13.3%	0.2%	nm
Net income return on adjusted stockholders' equity	13.3%	15.1%	15.3%	13.5%	13.2%	15.3%	15.7%	13.1%	-0.5%	nm	14.3%	14.3%	0.0%	nm

Net operating income return on adjusted stockholders' equity	13.5%	14.8%	15.1%	14.0%	13.3%	14.6%	15.8%	16.4%	2.4%	nm	14.3%	15.0%	0.7%	nm

Capital Structure
Debt-to-capital (1)	17.8%	19.0%	21.9%	22.7%	22.3%	24.6%	23.9%	23.5%	0.8%	nm	22.7%	23.5%	0.8%	nm

Cash and invested assets to stockholders' equity	1.6x	1.6x	1.6x	1.6x	1.6x	1.6x	1.6x	1.6x	0.0x	nm	1.6x	1.6x	0.0x	nm
Cash and invested assets to adjusted stockholders' equity	1.7x	1.7x	1.8x	1.8x	1.8x	1.7x	1.7x	1.7x	(0.1x)	nm	1.8x	1.7x	(0.1x)	nm

Share count, end of period (2)	65,303,547	59,868,486	59,722,559	56,373,795	56,682,195	54,503,822	54,686,613	54,833,510	(1,540,285)	-2.7%	56,373,795	54,833,510	(1,540,285)	-2.7%
Adjusted stockholders' equity per share	$19.63	$19.57	$20.41	$20.60	$21.11	$19.68	$20.55	$21.08	$0.48	2.3%	$20.60	$21.08	$0.48	2.3%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2	A2	A2	A2	A2	A2	A2	A2	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm	nm	nm	nm	nm
S&P	A-	A-	A-	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	a-	a-	a-	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC.
Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$561,037	$570,073	$567,273	$569,591	$570,899	$577,208	$576,095	$577,866	$8,275	1.5%	$2,267,975	$2,302,069	$34,094	1.5%
Ceded premiums	(418,163)	(415,814)	(414,992)	(414,783)	(410,604)	(417,450)	(407,489)	(408,615)	6,168	1.5%	(1,663,753)	(1,644,158)	19,595	1.2%
Net premiums	142,874	154,259	152,282	154,808	160,295	159,758	168,607	169,251	14,443	9.3%	604,222	657,911	53,689	8.9%
Net investment income	26,097	23,605	26,882	24,221	23,216	21,027	22,103	22,407	(1,815)	-7.5%	100,804	88,752	(12,052)	-12.0%
Commissions and fees:
Sales-based (1)	44,823	47,614	43,390	50,439	49,718	52,164	51,991	54,447	4,009	7.9%	186,266	208,319	22,053	11.8%
Asset-based (2)	43,722	43,751	45,627	46,626	47,428	49,436	50,981	53,432	6,806	14.6%	179,725	201,277	21,552	12.0%
Account-based (3)	9,373	9,494	9,826	9,817	9,454	9,589	9,813	10,012	195	2.0%	38,510	38,868	358	0.9%
Other commissions and fees	6,343	6,248	5,764	6,188	5,674	5,994	5,658	6,019	(170)	-2.7%	24,543	23,345	(1,198)	-4.9%
Realized investment (losses) gains	2,132	4,320	3,872	1,058	2,286	3,468	(407)	899	(159)	-15.0%	11,382	6,246	(5,136)	-45.1%
Other, net	11,238	11,235	11,445	11,345	10,375	10,871	10,712	10,774	(571)	-5.0%	45,263	42,732	(2,531)	-5.6%
Total revenues	286,601	300,525	299,087	304,501	308,445	312,307	319,457	327,240	22,739	7.5%	1,190,715	1,267,448	76,733	6.4%
Benefits and expenses:
Benefits and claims	67,933	68,925	70,738	71,151	74,246	69,770	81,912	75,547	4,396	6.2%	278,747	301,475	22,728	8.2%
Amortization of DAC	26,531	28,205	29,234	34,628	31,252	30,111	32,192	35,627	998	2.9%	118,598	129,183	10,585	8.9%
Insurance commissions	8,496	6,457	6,684	5,916	6,066	5,424	5,329	5,652	(264)	-4.5%	27,555	22,471	(5,084)	-18.5%
Insurance expenses	22,444	24,589	23,744	25,764	27,142	28,094	25,083	28,339	2,575	10.0%	96,541	108,658	12,118	12.6%
Sales commissions:
Sales-based (1)	31,600	33,285	30,521	34,508	35,403	36,730	36,296	38,222	3,714	10.8%	129,914	146,652	16,738	12.9%
Asset-based (2)	14,745	15,031	15,557	16,157	16,637	17,778	18,775	19,956	3,798	23.5%	61,491	73,146	11,655	19.0%
Other sales commissions	3,371	3,159	3,292	3,342	3,007	3,129	3,316	2,986	(356)	-10.7%	13,164	12,439	(725)	-5.5%
Interest expense	6,910	8,505	8,829	8,857	8,795	8,792	8,726	8,704	(152)	-1.7%	33,101	35,018	1,917	5.8%
Other operating expenses	41,104	40,447	39,933	43,233	45,664	45,031	41,273	55,241	12,008	27.8%	164,717	187,209	22,492	13.7%
Total benefits and expenses	223,135	228,605	228,532	243,555	248,213	244,860	252,903	270,274	26,719	11.0%	923,827	1,016,251	92,423	10.0%
Income before income taxes	63,466	71,921	70,556	60,946	60,232	67,446	66,554	56,966	(3,980)	-6.5%	266,888	251,198	(15,690)	-5.9%
	21,709	25,741	24,956	20,675	21,387	23,956	23,364	19,765	(910)	-4.4%	93,082	88,472	(4,610)	-5.0%
Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$43,190	$37,201	$(3,070)	-7.6%	$173,806	$162,725	$(11,080)	-6.4%

Income Before Income Taxes by Segment
	$43,254	$51,148	$47,593	$43,931	$45,125	$51,898	$50,136	$50,042	$6,112	13.9%	$185,926	$197,201	$11,275	6.1%
Investment & Savings Products	28,869	29,444	31,608	31,194	26,353	27,488	31,498	19,810	(11,384)	-36.5%	121,116	105,149	(15,967)	-13.2%
Corporate & Other Distributed Products	(8,658)	(8,672)	(8,645)	(14,179)	(11,246)	(11,940)	(15,080)	(12,887)	1,293	9.1%	(40,154)	(51,152)	(10,998)	-27.4%
Income before income taxes	$63,466	$71,921	$70,556	$60,946	$60,232	$67,446	$66,554	$56,966	$(3,980)	-6.5%	$266,888	$251,198	$(15,690)	-5.9%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

6 of 15

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$284,469	$296,206	$295,215	$303,443	$306,159	$308,839	$319,864	$326,341	$22,898	7.5%	$1,179,333	$1,261,203	$81,870	6.9%

Operating revenues reconciling items:
Realized investment gains/losses	2,132	4,320	3,872	1,058	2,286	3,468	(407)	899	nm	nm	11,382	6,246	nm	nm
Total operating revenues reconciling items	2,132	4,320	3,872	1,058	2,286	3,468	(407)	899	nm	nm	11,382	6,246	nm	nm

Total revenues	$286,601	$300,525	$299,087	$304,501	$308,445	$312,307	$319,457	$327,240	$22,739	7.5%	$1,190,715	$1,267,448	$76,733	6.4%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$64,409	$70,793	$69,787	$62,962	$60,964	$64,340	$66,961	$71,618	$8,655	13.7%	$267,951	$263,882	$(4,069)	-1.5%

Operating income before income taxes reconciling items:
Realized investment gains/losses	2,132	4,320	3,872	1,058	2,286	3,468	(407)	899	nm	nm	11,382	6,246	nm	nm
FRS legal settlements	—	—	—	—	—	(188)	—	(15,551)	nm	nm	—	(15,738)	nm	nm
Initial & accelerated management / field grant expense	(3,075)	(3,192)	(3,104)	(3,074)	(3,018)	(174)	—	—	nm	nm	(12,445)	(3,192)	nm	nm
Total operating income before income taxes reconciling items	(943)	1,128	768	(2,016)	(731)	3,106	(407)	(14,652)	nm	nm	(1,063)	(12,685)	nm	nm

Income before income taxes	$63,466	$71,921	$70,556	$60,946	$60,232	$67,446	$66,554	$56,966	$(3,980)	-6.5%	$266,888	$251,198	$(15,690)	-5.9%

Reconciliation from Net Operating Income to Net Income
Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$41,487	$43,454	$46,769	$5,166	12.4%	$174,538	$171,027	$(3,511)	-2.0%

Net operating income reconciling items:
Operating income before income taxes reconciling items	(943)	1,128	768	(2,016)	(731)	3,106	(407)	(14,652)	nm	nm	(1,063)	(12,685)	nm	nm
Tax impact of operating income reconciling items at effective tax rate	323	(404)	(272)	684	260	(1,103)	143	5,084	nm	nm	331	4,383	nm	nm
Total net operating income reconciling items	(621)	724	497	(1,332)	(472)	2,003	(264)	(9,568)	nm	nm	(732)	(8,301)	nm	nm

Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$43,190	$37,201	$(3,070)	-7.6%	$173,806	$162,725	$(11,080)	-6.4%

7 of 15

Segment Operating Results	PRIMERICA, INC.
Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$542,157	$550,329	$549,069	$551,725	$552,034	$559,035	$557,486	$560,649	$8,924	1.6%	$2,193,280	$2,229,204	$35,923	1.6%
Ceded premiums	(414,559)	(412,038)	(411,240)	(411,786)	(407,854)	(414,222)	(404,459)	(405,506)	6,279	1.5%	(1,649,622)	(1,632,041)	17,581	1.1%
Net premiums	127,598	138,292	137,829	139,939	144,180	144,813	153,027	155,142	15,203	10.9%	543,658	597,162	53,504	9.8%
Allocated net investment income	15,630	16,112	17,411	16,967	16,670	16,935	17,385	17,807	840	5.0%	66,119	68,796	2,677	4.0%
Other, net	7,547	7,753	7,788	7,268	6,984	7,435	7,399	7,199	(70)	-1.0%	30,357	29,017	(1,340)	-4.4%
Operating revenues	150,775	162,157	163,028	164,174	167,833	169,183	177,811	180,147	15,973	9.7%	640,134	694,975	54,841	8.6%
Benefits and expenses:
Benefits and claims	57,509	59,984	60,733	61,120	65,547	61,689	67,788	67,334	6,214	10.2%	239,346	262,357	23,011	9.6%
Amortization of DAC	23,933	22,547	27,645	30,147	27,865	25,777	29,679	32,570	2,423	8.0%	104,272	115,891	11,619	11.1%
Insurance commissions	3,577	2,314	2,168	1,539	1,199	1,062	901	1,437	(102)	-6.7%	9,599	4,599	(5,000)	-52.1%
Insurance expenses	19,717	21,782	20,532	23,125	23,846	24,508	25,125	24,603	1,478	6.4%	85,156	98,081	12,925	15.2%
Interest expense	2,785	4,380	4,357	4,313	4,252	4,250	4,183	4,161	(152)	-3.5%	15,835	16,846	1,011	6.4%
Operating benefits and expenses	107,521	111,008	115,435	120,244	122,708	117,285	127,676	130,105	9,861	8.2%	454,208	497,774	43,566	9.6%
Operating income before income taxes	$43,254	$51,148	$47,593	$43,931	$45,125	$51,898	$50,136	$50,042	$6,112	13.9%	$185,926	$197,201	$11,275	6.1%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$44,823	$47,614	$43,390	$50,439	$49,718	$52,164	$51,991	$54,447	$4,009	7.9%	$186,266	$208,319	$22,053	11.8%
Asset-based	43,722	43,751	45,627	46,626	47,428	49,436	50,981	53,432	6,806	14.6%	179,725	201,277	21,552	12.0%
Account-based	9,373	9,494	9,826	9,817	9,454	9,589	9,813	10,012	195	2.0%	38,510	38,868	358	0.9%
Other, net	2,216	2,108	2,320	2,820	2,122	2,172	1,939	2,442	(378)	-13.4%	9,464	8,675	(789)	-8.3%
Operating revenues	100,133	102,967	101,163	109,701	108,721	113,361	114,723	120,333	10,632	9.7%	413,965	457,138	43,174	10.4%
Benefits and expenses:
Amortization of DAC	3,223	2,881	1,411	3,442	2,892	3,876	2,542	1,885	(1,557)	-45.2%	10,956	11,195	239	2.2%
Insurance commissions	2,149	2,252	2,323	2,347	2,274	2,331	2,249	2,193	(153)	-6.5%	9,070	9,046	(24)	-0.3%
Sales commissions:
Sales-based	31,600	33,285	30,521	34,508	35,403	36,730	36,296	38,222	3,714	10.8%	129,914	146,652	16,738	12.9%
Asset-based	14,745	15,031	15,557	16,157	16,637	17,778	18,775	19,956	3,798	23.5%	61,491	73,146	11,655	19.0%
Other operating expenses	19,547	20,074	19,744	22,052	25,162	24,971	23,362	22,716	663	3.0%	81,418	96,211	14,793	18.2%
Operating benefits and expenses	71,264	73,523	69,556	78,506	82,368	85,686	83,224	84,972	6,466	8.2%	292,849	336,251	43,402	14.8%
Operating income before income taxes	$28,869	$29,444	$31,608	$31,194	$26,353	$27,675	$31,498	$35,361	$4,167	13.4%	$121,116	$120,887	$(229)	-0.2%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$18,880	$19,744	$18,204	$17,866	$18,865	$18,173	$18,609	$17,218	$(648)	-3.6%	$74,694	$72,865	$(1,829)	-2.4%
Ceded premiums	(3,604)	(3,777)	(3,752)	(2,998)	(2,750)	(3,229)	(3,030)	(3,109)	(111)	-3.7%	(14,130)	(12,116)	2,014	14.3%
Net premiums	15,276	15,967	14,453	14,869	16,115	14,944	15,580	14,109	(759)	-5.1%	60,564	60,749	185	0.3%
Allocated net investment income	10,467	7,493	9,471	7,254	6,546	4,092	4,718	4,600	(2,654)	-36.6%	34,685	19,956	(14,729)	-42.5%
Commissions and fees:
Loans	913	627	438	400	293	406	264	256	(144)	-35.9%	2,378	1,220	(1,158)	-48.7%
DebtWatchers	717	648	609	548	491	462	482	411	(138)	-25.1%	2,522	1,846	(677)	nm
Prepaid Legal Services	2,289	2,266	2,364	2,318	2,254	2,255	2,396	2,415	97	4.2%	9,236	9,321	84	0.9%
Auto and Homeowners Insurance	1,689	1,836	1,271	1,791	1,685	1,890	1,470	1,982	192	10.7%	6,588	7,028	440	6.7%
Long-Term Care Insurance	724	650	746	765	627	664	704	565	(200)	-26.1%	2,885	2,561	(324)	-11.2%
Other sales commissions	12	222	334	367	323	316	342	388	22	5.9%	935	1,370	435	46.6%
Other, net	1,475	1,373	1,337	1,257	1,270	1,264	1,374	1,133	(124)	-9.9%	5,442	5,040	(402)	-7.4%
Operating revenues	33,561	31,082	31,024	29,568	29,604	26,295	27,330	25,861	(3,708)	-12.5%	125,235	109,089	(16,145)	-12.9%
Benefits and expenses:
Benefits and claims	10,424	8,941	10,004	10,031	8,699	8,081	14,124	8,213	(1,818)	-18.1%	39,401	39,118	(283)	-0.7%
Amortization of DAC	(625)	2,778	178	1,040	496	459	(29)	1,171	132	12.7%	3,371	2,097	(1,273)	-37.8%
Insurance commissions	2,770	1,891	2,194	2,031	2,592	2,031	2,179	2,022	(8)	-0.4%	8,886	8,825	(61)	-0.7%
Insurance expenses	2,727	2,807	3,213	2,638	3,296	3,587	(42)	3,736	1,098	41.6%	11,385	10,578	(807)	-7.1%
Sales commissions	3,371	3,159	3,292	3,342	3,007	3,129	3,316	2,986	(356)	-10.7%	13,164	12,439	(725)	-5.5%
Interest expense	4,125	4,125	4,472	4,544	4,543	4,543	4,543	4,543	(1)	nm	17,266	18,172	906	5.2%
Other operating expenses	18,482	17,181	17,085	18,106	17,484	19,698	17,911	16,975	(1,131)	-6.2%	70,854	72,068	1,214	1.7%
Operating benefits and expenses	41,275	40,882	40,437	41,731	40,119	41,528	42,003	39,646	(2,085)	-5.0%	164,326	163,296	(1,030)	-0.6%
Operating income before income taxes	$(7,715)	$(9,800)	$(9,413)	$(12,163)	$(10,514)	$(15,233)	$(14,673)	$(13,786)	$(1,623)	-13.3%	$(39,091)	$(54,207)	$(15,116)	-38.7%

8 of 15

Term Life Insurance - Financial Results	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)									YOY Q4				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Revenues:
Direct premiums	$542,157	$550,329	$549,069	$551,725	$552,034	$559,035	$557,486	$560,649	$8,924	1.6%	$2,193,280	$2,229,204	$35,923	1.6%
Ceded premiums	(414,559)	(412,038)	(411,240)	(411,786)	(407,854)	(414,222)	(404,459)	(405,506)	6,279	1.5%	(1,649,622)	(1,632,041)	17,581	1.1%
Net premiums	127,598	138,292	137,829	139,939	144,180	144,813	153,027	155,142	15,203	10.9%	543,658	597,162	53,504	9.8%
Allocated net investment income	15,630	16,112	17,411	16,967	16,670	16,935	17,385	17,807	840	5.0%	66,119	68,796	2,677	4.0%
Other, net	7,547	7,753	7,788	7,268	6,984	7,435	7,399	7,199	(70)	-1.0%	30,357	29,017	(1,340)	-4.4%
Operating revenues	150,775	162,157	163,028	164,174	167,833	169,183	177,811	180,147	15,973	9.7%	640,134	694,975	54,841	8.6%
Benefits and expenses:
Benefits and claims	57,509	59,984	60,733	61,120	65,547	61,689	67,788	67,334	6,214	10.2%	239,346	262,357	23,011	9.6%
Amortization of DAC	23,933	22,547	27,645	30,147	27,865	25,777	29,679	32,570	2,423	8.0%	104,272	115,891	11,619	11.1%
Insurance commissions	3,577	2,314	2,168	1,539	1,199	1,062	901	1,437	(102)	-6.7%	9,599	4,599	(5,000)	-52.1%
Insurance expenses	19,717	21,782	20,532	23,125	23,846	24,508	25,125	24,603	1,478	6.4%	85,156	98,081	12,925	15.2%
Interest expense	2,785	4,380	4,357	4,313	4,252	4,250	4,183	4,161	(152)	-3.5%	15,835	16,846	1,011	6.4%
Operating benefits and expenses	107,521	111,008	115,435	120,244	122,708	117,285	127,676	130,105	9,861	8.2%	454,208	497,774	43,566	9.6%
Operating income before income taxes	$43,254	$51,148	$47,593	$43,931	$45,125	$51,898	$50,136	$50,042	$6,112	13.9%	$185,926	$197,201	$11,275	6.1%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$79,146	$88,860	$94,133	$99,458	$106,077	$114,407	$119,852	$125,394	$25,936	26.1%	$361,596	$465,730	$104,134	28.8%
Ceded premiums	(13,012)	(14,450)	(13,333)	(14,041)	(18,577)	(20,927)	(18,937)	(19,934)	(5,893)	-42.0%	(54,835)	(78,376)	(23,541)	-42.9%
Net premiums	66,134	74,410	80,800	85,417	87,501	93,479	100,915	105,460	20,043	23.5%	306,761	387,355	80,594	26.3%
Allocated net investment income	1,302	2,431	2,997	3,387	3,513	3,941	4,438	5,055	1,668	49.3%	10,117	16,946	6,830	67.5%
Other, net	7,501	7,671	7,778	7,243	6,957	7,366	7,304	7,128	(115)	-1.6%	30,193	28,755	(1,439)	-4.8%
Operating revenues	74,938	84,512	91,575	96,047	97,971	104,786	112,657	117,643	21,596	22.5%	347,071	433,056	85,985	24.8%
Benefits and expenses:
Benefits and claims	25,056	26,667	31,057	32,460	32,124	33,764	39,105	40,357	7,897	24.3%	115,240	145,350	30,110	26.1%
Amortization of DAC	14,674	12,117	17,199	20,033	17,759	17,091	20,417	23,817	3,784	18.9%	64,022	79,084	15,062	23.5%
Insurance commissions	3,364	1,965	1,806	1,177	829	659	493	585	(592)	-50.3%	8,313	2,565	(5,748)	-69.1%
Insurance expenses	28,133	29,911	29,043	31,271	31,613	32,550	33,040	33,567	2,296	7.3%	118,358	130,770	12,412	10.5%
Interest expense	—	266	303	334	361	403	422	464	129	38.7%	903	1,649	746	82.6%
Operating benefits and expenses	71,227	70,927	79,407	85,275	82,686	84,466	93,477	98,789	13,514	15.8%	306,835	359,418	52,583	17.1%
Operating income before income taxes	$3,711	$13,585	$12,167	$10,772	$15,284	$20,320	$19,180	$18,854	$8,082	75.0%	$40,236	$73,638	$33,402	83.0%

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$463,011	$461,470	$454,936	$452,267	$445,957	$444,628	$437,634	$435,255	$(17,013)	-3.8%	$1,831,684	$1,763,473	$(68,211)	-3.7%
Ceded premiums	(401,548)	(397,588)	(397,907)	(397,745)	(389,277)	(393,294)	(385,522)	(385,572)	12,172	3.1%	(1,594,787)	(1,553,666)	41,122	2.6%
Net premiums	61,464	63,882	57,029	54,522	56,679	51,334	52,112	49,682	(4,840)	-8.9%	236,897	209,807	(27,090)	-11.4%
Allocated net investment income	14,328	13,681	14,414	13,580	13,156	12,994	12,947	12,752	(828)	-6.1%	56,002	51,849	(4,153)	-7.4%
Other, net	46	82	10	25	27	70	96	70	45	nm	164	262	98	60.1%
Operating revenues	75,837	77,645	71,453	68,128	69,863	64,397	65,155	62,504	(5,624)	-8.3%	293,063	261,919	(31,144)	-10.6%
Benefits and expenses:
Benefits and claims	32,453	33,317	29,676	28,660	33,422	27,925	28,683	26,977	(1,683)	-5.9%	124,106	117,007	(7,099)	-5.7%
Amortization of DAC	9,259	10,430	10,446	10,114	10,105	8,686	9,262	8,753	(1,361)	-13.5%	40,250	36,807	(3,443)	-8.6%
Insurance commissions	213	349	362	362	371	404	408	852	490	135.3%	1,286	2,034	748	58.2%
Insurance expenses	9,162	9,164	8,557	8,682	9,128	8,598	8,490	7,203	(1,478)	-17.0%	35,565	33,419	(2,146)	-6.0%
Insurance expense allowance	(17,579)	(17,293)	(17,068)	(16,827)	(16,896)	(16,640)	(16,405)	(16,168)	659	3.9%	(68,767)	(66,108)	2,659	3.9%
Interest expense	2,785	4,114	4,054	3,979	3,892	3,847	3,761	3,698	(281)	-7.1%	14,932	15,197	265	1.8%
Operating benefits and expenses	36,294	40,082	36,028	34,969	40,022	32,819	34,199	31,316	(3,653)	-10.4%	147,372	138,356	(9,017)	-6.1%
Operating income before income taxes	$39,543	$37,563	$35,425	$33,159	$29,841	$31,578	$30,956	$31,188	$(1,971)	-5.9%	$145,690	$123,563	$(22,127)	-15.2%

(1)	Represents results associated with business written subsequent to the 2010 Citi reinsurance transactions.
(2)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

9 of 15

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except as noted)										YOY Q4				YOY YTD
	Q1 2012		Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period		91,176	89,651	90,868	91,506	92,373	90,917	92,227	94,529	3,023	3.3%	91,176	92,373	1,197	1.3%
New life-licensed representatives		7,650	9,786	8,613	8,376	7,165	8,875	9,630	8,485	109	1.3%	34,425	34,155	(270)	-0.8%
Non-renewal and terminated representatives		(9,175)	(8,569)	(7,975)	(7,509)	(8,621)	(7,565)	(7,328)	(7,448)	61	0.8%	(33,228)	(30,962)	2,266	6.8%
Life-insurance licensed sales force, end of period	(6)	89,651	90,868	91,506	92,373	90,917	92,227	94,529	95,566	3,193	3.5%	92,373	95,566	3,193	3.5%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies		$44.7	$47.8	$41.8	$41.7	$40.2	$45.9	$43.9	$43.5	$1.8	4.4%	$176.1	$173.5	$(2.6)	-1.5%
Additions and increases in premium		10.7	11.4	11.6	11.8	11.4	12.3	12.3	12.5	0.7	6.1%	45.5	48.6	3.1	6.8%
Total estimated annualized issued term life premium		$55.4	$59.2	$53.4	$53.5	$51.6	$58.2	$56.2	$56.0	$2.5	4.8%	$221.5	$222.1	$0.5	0.2%

Issued term life policies		56,145	60,583	53,506	52,324	50,356	57,622	53,997	52,642	318	0.6%	222,558	214,617	(7,941)	-3.6%
Estimated average annualized issued term life premium per policy (1)(2)		$797	$790	$782	$796	$799	$797	$813	$826	$30	3.7%	$791	$808	$17	2.2%

Term life face amount in-force, beginning of period ($mills)		$664,955	$664,423	$668,024	$669,132	$670,412	$670,414	$674,355	$676,360	$7,229	1.1%	$664,955	$670,412	$5,457	0.8%
Issued term life face amount (3)		16,983	18,307	16,345	16,418	15,709	17,798	17,056	17,219	802	4.9%	68,053	67,783	(270)	-0.4%
Terminated term life face amount		(16,307)	(14,322)	(15,566)	(15,398)	(14,917)	(13,139)	(14,346)	(15,329)	69	0.4%	(61,593)	(57,730)	3,863	6.3%
Foreign currency impact, net		(1,208)	(384)	329	260	(790)	(719)	(704)	(3,383)	(3,643)	nm	(1,003)	(5,596)	(4,593)	nm
Term life face amount in-force, end of period		$664,423	$668,024	$669,132	$670,412	$670,414	$674,355	$676,360	$674,868	$4,456	0.7%	$670,412	$674,868	$4,456	0.7%

New Term Life Insurance - Financial Analysis

Direct premium		$79,146	$88,860	$94,133	$99,458	$106,077	$114,407	$119,852	$125,394	25,936	26.1%	$361,596	$465,730	$104,134	28.8%

New term life operating income before income taxes		$3,711	$13,585	$12,167	$10,772	$15,284	$20,320	$19,180	$18,854	8,082	75.0%	$40,236	$73,638	$33,402	83.0%
% of direct premium		4.7%	15.3%	12.9%	10.8%	14.4%	17.8%	16.0%	15.0%	nm	nm	11.1%	15.8%	nm	nm

Benefits & expenses, net (4)		$56,105	$55,199	$63,395	$67,710	$69,289	$72,441	$78,952	$84,692	16,982	25.1%	$242,410	$305,375	$62,965	26.0%
% of direct premium		70.9%	62.1%	67.3%	68.1%	65.3%	63.3%	65.9%	67.5%	nm	nm	67.0%	65.6%	nm	nm

Insurance expenses, net (5)		$20,632	$22,240	$21,265	$24,028	$24,656	$25,184	$25,736	$26,439	2,411	10.0%	$88,164	$102,016	$13,851	15.7%
% of direct premium		26.1%	25.0%	22.6%	24.2%	23.2%	22.0%	21.5%	21.1%	nm	nm	24.4%	21.9%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium		$463,011	$461,470	$454,936	$452,267	$445,957	$444,628	$437,634	$435,255	(17,013)	-3.8%	$1,831,684	$1,763,473	$(68,211)	-3.7%

Legacy term life operating income before income taxes		$39,543	$37,563	$35,425	$33,159	$29,841	$31,578	$30,956	$31,188	(1,971)	-5.9%	$145,690	$123,563	$(22,127)	-15.2%
% of direct premium		8.5%	8.1%	7.8%	7.3%	6.7%	7.1%	7.1%	7.2%	nm	nm	8.0%	7.0%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues
(6)	Reflects a change in methodology for terminating representatives that was implemented in the fourth quarter of 2011.

10 of 15

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except as noted)									YOY Q4				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$44,823	$47,614	$43,390	$50,439	$49,718	$52,164	$51,991	$54,447	$4,009	7.9%	$186,266	$208,319	$22,053	11.8%
Asset-based	43,722	43,751	45,627	46,626	47,428	49,436	50,981	53,432	6,806	14.6%	179,725	201,277	21,552	12.0%
Account-based	9,373	9,494	9,826	9,817	9,454	9,589	9,813	10,012	195	2.0%	38,510	38,868	358	0.9%
Other, net	2,216	2,108	2,320	2,820	2,122	2,172	1,939	2,442	(378)	-13.4%	9,464	8,675	(789)	-8.3%
Operating revenues	100,133	102,967	101,163	109,701	108,721	113,361	114,723	120,333	10,632	9.7%	413,965	457,138	43,174	10.4%
Benefits and expenses:
Amortization of DAC	3,223	2,881	1,411	3,442	2,892	3,876	2,542	1,885	(1,557)	-45.2%	10,956	11,195	239	2.2%
Insurance commissions	2,149	2,252	2,323	2,347	2,274	2,331	2,249	2,193	(153)	-6.5%	9,070	9,046	(24)	-0.3%
Sales commissions:
Sales-based	31,600	33,285	30,521	34,508	35,403	36,730	36,296	38,222	3,714	10.8%	129,914	146,652	16,738	12.9%
Asset-based	14,745	15,031	15,557	16,157	16,637	17,778	18,775	19,956	3,798	23.5%	61,491	73,146	11,655	19.0%
Other operating expenses	19,547	20,074	19,744	22,052	25,162	24,971	23,362	22,716	663	3.0%	81,418	96,211	14,793	18.2%
Operating benefits and expenses	71,264	73,523	69,556	78,506	82,368	85,686	83,224	84,972	6,466	8.2%	292,849	336,251	43,402	14.8%
Operating income before income taxes	$28,869	$29,444	$31,608	$31,194	$26,353	$27,675	$31,498	$35,361	$4,167	13.4%	$121,116	$120,887	$(229)	-0.2%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$611.9	$589.6	$545.7	$598.5	$711.9	$722.7	$648.2	$683.3	$84.7	14.2%	$2,345.8	$2,766.0	$420.2	17.9%
Indexed Annuities	25.3	103.1	113.0	154.9	92.9	111.7	104.4	104.0	(51.0)	-32.9%	396.3	413.0	16.7	4.2%
Variable Annuities and other	403.6	397.3	332.2	372.5	388.1	361.5	388.0	384.3	11.8	3.2%	1,505.6	1,522.0	16.4	1.1%
Total sales-based revenue generating product sales	1,040.8	1,090.0	990.9	1,126.0	1,193.0	1,195.9	1,140.6	1,171.5	45.5	4.0%	4,247.6	4,701.1	453.4	10.7%
Managed Accounts	23.1	39.6	37.3	35.8	56.7	57.5	57.1	53.8	18.1	50.5%	135.8	225.1	89.4	65.8%
Segregated Funds	123.7	64.3	63.5	77.3	115.6	64.3	51.0	51.7	(25.5)	-33.1%	328.8	282.6	(46.2)	-14.1%
Total product sales	$1,187.7	$1,193.9	$1,091.7	$1,239.0	$1,365.3	$1,317.7	$1,248.7	$1,277.1	$38.1	3.1%	$4,712.2	$5,208.8	$496.5	10.5%

Client asset values, beginning of period ($mills)	$33,664	$36,279	$35,286	$36,903	$37,386	$39,853	$40,166	$42,177	$5,273	14.3%	$33,664	$37,386	$3,723	11.1%
Inflows	1,188	1,194	1,092	1,239	1,365	1,318	1,249	1,277	38	3.1%	4,712	5,209	497	10.5%
Outflows (1)	(1,233)	(1,144)	(1,014)	(1,052)	(1,305)	(1,188)	(1,163)	(1,169)	(118)	-11.2%	(4,442)	(4,825)	(383)	-8.6%
Net flows	(45)	50	78	187	60	130	86	108	(79)	nm	270	384	114	nm
Change in market value, net and other (2)	2,660	(1,043)	1,540	296	2,406	184	1,925	2,706	2,410	nm	3,453	7,220	3,767	nm
Client asset values, end of period	$36,279	$35,286	$36,903	$37,386	$39,853	$40,166	$42,177	$44,990	$7,604	20.3%	$37,386	$44,990	$7,604	20.3%

Average client asset values ($mills)
Retail Mutual Funds	$23,694	$23,724	$23,750	$24,198	$25,170	$26,041	$26,478	$28,122	$3,924	16.2%	$23,842	$26,453	$2,611	11.0%
Managed Accounts	212	326	425	528	652	786	882	1,004	476	90.2%	373	831	459	123.1%
Indexed Annuities	10	75	185	317	441	545	648	750	433	136.5%	147	596	449	nm
Variable Annuities and other	8,707	8,897	9,061	9,344	9,869	10,352	10,687	11,410	2,066	22.1%	9,002	10,579	1,577	17.5%
Segregated Funds	2,499	2,527	2,542	2,596	2,624	2,601	2,529	2,546	(50)	-1.9%	2,541	2,575	34	1.3%
Total	$35,122	$35,550	$35,962	$36,983	$38,756	$40,326	$41,225	$43,832	$6,848	18.5%	$35,904	$41,035	$5,130	14.3%

Average number of fee-generating accounts (thous) (3)	2,584	2,583	2,552	2,547	2,536	2,522	2,537	2,566	19	0.7%	2,567	2,540	(26)	-1.0%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.27%	1.31%	1.30%	1.41%	1.20%	1.29%	1.38%	1.38%	nm	nm	1.33%	1.31%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.07%	0.07%	0.07%	0.06%	0.07%	0.07%	nm	nm	0.27%	0.26%	nm	nm

Account-based revenue per average fee generating account (6)	$3.63	$3.67	$3.85	$3.85	$3.73	$3.80	$3.87	$3.90	nm	nm	$15.00	$15.30	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 15

Investment Portfolio - Summary of Holdings	PRIMERICA, INC.
Financial Supplement

	As of or for the period ended December 31, 2013

				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$149,189	$149,189	$-	7.6%	8.0%

Fixed Income:
Treasury	29,202	28,801	401	1.5%	1.6%	2.92%	AAA
Government	124,922	118,800	6,122	6.4%	6.4%	4.45%	AA
Tax-Exempt Municipal	6,695	6,733	(39)	0.3%	0.4%	3.43%	AA-
Corporate	1,211,513	1,143,821	67,692	61.9%	61.6%	5.15%	BBB+
Mortgage-Backed	144,799	135,214	9,585	7.4%	7.3%	5.10%	AAA
Asset-Backed	47,466	47,690	(224)	2.4%	2.6%	1.19%	AA
CMBS	92,312	88,093	4,219	4.7%	4.7%	4.52%	AAA
Private	102,958	98,236	4,722	5.3%	5.3%	5.41%	BBB
Redeemable Preferred	1,613	1,966	(353)	0.1%	0.1%	19.66%	A-
Convertible	7,223	6,658	565	0.4%	0.4%	2.20%	A
Total Fixed Income	1,768,703	1,676,013	92,690	90.3%	90.2%	4.93%	A

Equities:
Perpetual Preferred	8,068	8,085	(17)	0.4%	0.4%
Common Stock	21,731	16,356	5,375	1.1%	0.9%
Mutual Fund	5,529	3,584	1,945	0.3%	0.2%
Other	4,566	4,566	-	0.2%	0.2%
Total Equities	39,894	32,592	7,303	2.0%	1.8%

Total Invested Assets	$1,957,786	$1,857,794	$99,993	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$147,228	$137,922	$9,306	12.2%	12.1%
Reits	121,578	117,015	4,563	10.0%	10.2%
Electric	110,899	100,136	10,763	9.2%	8.8%
Basic Industry	108,799	103,717	5,082	9.0%	9.1%
Banking	97,351	93,256	4,094	8.0%	8.2%
Insurance	92,422	85,899	6,523	7.6%	7.5%
Energy	89,183	83,187	5,996	7.4%	7.3%
Technology	79,644	78,017	1,627	6.6%	6.8%
Capital Goods	75,329	70,652	4,677	6.2%	6.2%
Communications	61,879	57,756	4,124	5.1%	5.0%
Natural Gas	61,713	58,569	3,144	5.1%	5.1%
Consumer Cyclical	59,538	56,938	2,599	4.9%	5.0%
Transportation	30,608	29,154	1,454	2.5%	2.5%
Finance Companies	24,230	22,423	1,806	2.0%	2.0%
Industrial Other	20,313	19,853	460	1.7%	1.7%
Brokerage	18,903	17,797	1,106	1.6%	1.6%
Financial Other	11,899	11,530	369	1.0%	1.0%
Total Corporate portfolio	$1,211,513	$1,143,821	$67,692	100.0%	100.0%
	Error	Error
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$230,588	$226,712	$3,875	13.0%	13.5%	4.54%
1-2 Yrs.	174,078	167,620	6,458	9.8%	10.0%	4.38%
2-5 Yrs.	514,113	471,596	42,517	29.1%	28.1%	5.25%
5-10 Yrs.	802,035	765,720	36,314	45.3%	45.7%	4.95%
> 10 Yrs.	47,890	44,364	3,526	2.7%	2.6%	5.10%
Total Fixed Income	$1,768,703	$1,676,013	$92,690	100.0%	100.0%	4.93%

Duration

Fixed Income portfolio duration	4.0	years

12 of 15

Investment Portfolio - Quality Ratings As of December 31, 2013	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$296,717	17.7%
AA	133,406	8.0%
A	386,460	23.1%
BBB	777,110	46.4%
Below Investment Grade	80,835	4.8%
NA	1,484	0.1%
Total Fixed Income	$1,676,013	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$4,028	0.4%	AAA	$119	0.1%
AA	71,856	6.3%	AA	4,267	4.3%
A	330,756	28.9%	A	3,783	3.9%
BBB	668,137	58.4%	BBB	82,889	84.4%
Below Investment Grade	67,891	5.9%	Below Investment Grade	7,177	7.3%
NA	1,154	0.1%	NA	-	—
Total Corporate	$1,143,821	100.0%	Total Private	$98,236	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$76,282	86.6%	AAA	$125,130	92.5%
AA	3,745	4.3%	AA	4,483	3.3%
A	2,511	2.9%	A	1,969	1.5%
BBB	4,000	4.5%	BBB	3,633	2.7%
Below Investment Grade	1,553	1.8%	Below Investment Grade	-	—
NA	2	0.0%	NA	-	—
Total CMBS	$88,093	100.0%	Total Mortgage-Backed	$135,214	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$36,319	76.2%	AAA	$54,235	36.7%
AA	960	2.0%	AA	47,456	32.2%
A	4,522	9.5%	A	35,306	23.9%
BBB	5,308	11.1%	BBB	10,604	7.2%
Below Investment Grade	582	1.2%	Below Investment Grade	-	—
NA	-	—	NA	-	—
Total Asset-Backed	$47,690	100.0%	Total Treasury & Government	$147,601	100.0%

NAIC Designations

1	$658,208	44.5%
2	747,673	50.5%
3	53,795	3.6%
4	10,064	0.7%
5	8,052	0.5%
6	2,596	0.2%
U.S. Insurer Fixed Income (2)	1,480,388	100.0%
Other (3)	228,217
Cash and cash equivalents	149,189
Total Invested Assets	$1,857,794

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 15

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	$ Change	% Change
Net Investment Income by Source
Bonds & notes	$25,762	$23,797	$26,601	$24,360	$23,210	$22,648	$21,785	$22,217	(2,143)	-8.1%
Preferred and common stocks	223	244	245	339	272	292	277	345	6	2.4%
Deposit asset underlying 10% reinsurance treaty	1,030	574	986	315	563	(1,061)	829	607	292	29.6%
Policy loans and other invested assets	350	261	315	325	320	327	325	391	66	21.0%
Cash & cash equivalents	135	111	101	106	88	73	54	57	(49)	-48.5%
Total investment income	27,500	24,987	28,248	25,445	24,453	22,279	23,270	23,617	(1,828)	-6.5%
Investment expenses	1,403	1,382	1,367	1,224	1,237	1,252	1,167	1,211	(13)	-1.0%
Net investment income	$26,097	$23,605	$26,881	$24,221	$23,216	$21,027	$22,103	$22,406	(1,815)	-6.8%
Fixed income book yield, end of period	5.46%	5.48%	5.30%	5.32%	5.28%	5.29%	5.19%	4.93%	—	—
New money yield	2.69%	3.46%	2.64%	2.94%	2.75%	2.91%	3.78%	3.01%	—	—

									YOY Q4
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	23.1%	21.2%	19.8%	18.4%	17.7%	17.5%	16.5%	17.7%	-1.9%
AA	8.5%	7.6%	8.3%	7.7%	7.7%	7.7%	8.0%	7.9%	0.3%
A	23.3%	23.4%	23.7%	23.4%	23.6%	22.9%	23.3%	23.0%	-0.4%
BBB	38.8%	41.3%	42.8%	45.2%	45.7%	46.5%	46.7%	46.2%	1.0%
Below Investment Grade	6.3%	6.4%	5.2%	5.1%	5.3%	5.3%	5.4%	4.8%	-0.3%
NA	0.1%	0.1%	0.2%	0.1%	0.0%	0.1%	0.1%	0.4%	0.3%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	A	A	na

		As of December 31, 2013				As of December 31, 2013			As of December 31, 2013
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	General Electric Co	$26,661	$23,628	AA-	United Kingdom	$67,141	$63,832	AAA	$745	$750
2	Canada	26,112	26,199	AAA	Canada	41,298	39,292	AA	11,123	10,755
3	International Business Machine	12,088	11,855	AA-	Australia	39,293	36,684	A	13,975	13,253
4	Province of Ontario Canada	10,851	9,969	AA-	Brazil	21,121	20,377	BBB	11,217	10,604
5	Iberdrola SA	10,431	9,461	BBB	France	18,873	18,085	Below Investment Grade	—	—
6	National Rural Utilities Coope	9,901	7,468	A+	Ireland	15,198	13,746	NA	—	—
7	Western Union Co/The	8,828	8,784	BBB+	Switzerland	14,588	13,671	Total	$37,060	$35,361
8	MetLife Inc	8,693	8,589	A-	Netherlands	14,588	13,671
9	Province of Quebec Canada	7,912	7,218	A+	Mexico	14,177	13,796
10	Goldman Sachs Group Inc/The	7,854	7,357	A-	Bermuda	12,108	11,845	Non-Government Investments (1)
11	ArcelorMittal	7,813	6,605	BB+	Korea Republic Of	12,088	11,867
12	Vale SA	7,726	7,097	A-	Italy	11,546	10,872	AAA	$—	$—
13	Altria Group Inc	7,717	6,218	BBB	Spain	10,693	10,230	AA	25,018	23,280
14	Washington Real Estate Investm	7,511	7,319	BBB	Germany	10,433	10,181	A	106,626	101,606
15	Enel SpA	7,467	6,980	BBB+	Luxembourg	10,195	9,325	BBB	174,909	166,057
16	Prudential Financial Inc	7,413	6,823	A	Emerging Markets	14,844	14,731	Below Investment Grade	22,183	20,846
17	TransCanada Corp	7,410	7,214	A-	All Other	38,434	35,893	NA	824	949
18	Phillips 66	7,326	6,406	BBB	Total	$366,619	$348,099	Total	$329,560	$312,738
19	TTX Co	7,268	7,241	A+
20	Tesco PLC	7,065	6,335	BBB+
21	AT&T Inc	6,947	5,947	A-
22	Republic of Korea	6,867	6,376	A+
23	Roche Holding AG	6,405	5,416	AA-
24	Hospitality Properties Trust	6,396	6,396	BBB-
25	Duke Realty Corp	6,369	6,111	BBB-
	Total	$237,030	$219,011

	% of total fixed income portfolio	12.1%	11.8%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

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Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

(Dollars in millions)	2009	2010	2011	2012	2013	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013

Recruits	221,920	231,390	244,756	191,752	186,251	58,551	48,976	47,639	36,586	46,348	50,358	51,523	38,022

Life-insurance licensed sales force, beginning of period	100,651	99,785	94,850	91,176	92,373	91,176	89,651	90,868	91,506	92,373	90,917	92,227	94,529
New life-licensed representatives	37,629	34,488	33,711	34,425	34,155	7,650	9,786	8,613	8,376	7,165	8,875	9,630	8,485
Non-renewal and terminated representatives	(38,495)	(39,423)	(37,385)	(33,228)	(30,962)	(9,175)	(8,569)	(7,975)	(7,509)	(8,621)	(7,565)	(7,328)	(7,448)
Life-insurance licensed sales force, end of period	99,785	94,850	91,176	92,373	95,566	89,651	90,868	91,506	92,373	90,917	92,227	94,529	95,566

Issued term life policies	233,837	223,514	237,535	222,558	214,617	56,145	60,583	53,506	52,324	50,356	57,622	53,997	52,642

Issued term life face amount	$80,497	$74,401	$73,146	$68,053	$67,783	$16,983	$18,307	$16,345	$16,418	$15,709	$17,798	$17,056	$17,219

Term life face amount in force, beginning of period	$633,467	$650,195	$656,791	$664,955	$670,412	$664,955	$664,423	$668,024	$669,132	$670,412	$670,414	$674,355	$676,360
Issued term life face amount	80,497	74,401	73,146	68,053	67,783	16,983	18,307	16,345	16,418	15,709	17,798	17,056	17,219
Terminated term life face amount	(74,642)	(70,964)	(66,951)	(61,593)	(57,730)	(16,307)	(14,322)	(15,566)	(15,398)	(14,917)	(13,139)	(14,346)	(15,329)
Foreign currency impact, net	10,873	3,158	1,970	(1,003)	(5,596)	(1,208)	(384)	329	260	(790)	(719)	(704)	(3,383)
Term life face amount in force, end of period	$650,195	$656,791	$664,955	$670,412	$674,868	$664,423	$668,024	$669,132	$670,412	$670,414	$674,355	$676,360	$674,868

Estimated annualized issued term life premium
Premium from new policies	$193.7	$180.8	$187.6	$176.1	$173.5	$44.7	$47.8	$41.8	$41.7	$40.2	$45.9	$43.9	$43.5
Additions and increases in premium	42.6	44.6	44.9	45.5	48.6	10.7	11.4	11.6	11.8	11.4	12.3	12.3	12.5
Total estimated annualized issued term life premium	$236.3	$225.4	$232.5	$221.5	$222.1	$55.4	$59.2	$53.4	$53.5	$51.6	$58.2	$56.2	$56.0

Investment & Savings product sales	$3,006.6	$3,623.6	$4,265.1	$4,712.2	$5,208.8	$1,187.7	$1,193.9	$1,091.7	$1,239.0	$1,365.3	$1,317.7	$1,248.7	$1,277.1

Investment & Savings average client asset values	$26,845	$31,908	$34,870	$35,904	$41,035	$35,122	$35,550	$35,962	$36,983	$38,756	$40,326	$41,225	$43,832

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